EXHIBIT 10.1

Auditor’s Consent

Statement by Experts

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 21, 2006, in the Form 20-FR Registration Statement dated June 20, 2006, Pursuant to Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, of Poly-Pacific International Inc. for the registration of 18,885,456 shares of its common stock.

“Collins Barrow Edmonton LLP”
Edmonton, Alberta June 28, 2006	Signed Chartered Accountants